UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2007
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                               Nara Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-50245                 95-4170121
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 (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)           File Number)            Identification No.)


   3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA         90010
      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (213) 639-1700



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of Material Definitive Agreement.

         As previously disclosed, Nara Bank ( the "Bank"), the subsidiary of Nara Bancorp, Inc. (the "Company"), had entered into a Memorandum of Understanding (the "MOU") with the Federal Reserve Bank of San Francisco (the "Reserve Bank") and the California Department of Financial Institutions (the "DFI") dated July 29, 2005, which was amended on February 23, 2007.

         Effective as of July 12, 2007, the Reserve Bank and DFI terminated the MOU. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

99.1     Press release issued by Nara Bancorp, Inc. dated July 16, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NARA BANCORP, INC.

Date:  July 16, 2007                     /s/ Alvin D. Kang
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                                         Alvin Kang
                                         Executive Vice President and
                                         Chief Financial Officer